       As filed with the Securities and Exchange Commission on November 18, 1998
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            _______________________

                                   FORM S-3

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                            _______________________


                         AMERICAN GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)


                Texas                                          6719                              74-0483432
     (State or other jurisdiction of                     (Primary Standard                    (I.R.S. Employer
     incorporation or organization)                   Industrial Classification              Identification No.)
                                                             Code Number)


                              2929 Allen Parkway
                             Houston, Texas  77019
                                (713) 522-1111
         (address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                          ___________________________

                              Mark S. Berg, Esq.
                 Executive Vice President and General Counsel
                         American General Corporation
                              2929 Allen Parkway
                             Houston, Texas  77019
                                (713) 522-1111
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                          ___________________________


     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box [_].

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration
No. 333-37851


     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] _________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------
                                                Proposed
                                                 Maximum         Proposed
                                                Aggregate        Maximum         Amount of
 Title of Securities        Amount to be        Price per       Aggregate      Registration
   to be Registered          Registered           Unit        Offering Price        Fee
--------------------------------------------------------------------------------------------

Common Stock, par
value $0.50 per share       10,000 shares(1)     $69.344(2)      $693,440(2)       $192.78


-----------------------------------------------------------------------------------------------------

(1) Also includes associated Series A Junior Participating Preferred Stock Purchase Rights, which Rights (a) are not currently separable from the shares of Common Stock and (b) are not currently exercisable.

(2) Estimated solely for purposes of determining the amount of the registration fee pursuant to Rule 457(c), based on the average of the high and low prices reported on the New York Stock Exchange Composite Tape on
     November 13, 1998.

                               EXPLANATORY NOTE

     This Registration Statement is being filed in accordance with General Instruction IV to Form S-3 and Rule 462(b) under The Securities Act of 1933, as amended, to register additional shares of Common Stock for The United States Life Insurance Company Retirement Plan for General Agents and Producers. The contents of the Registration Statement on Form S-3 (Registration No. 333-37851) filed by American General Corporation with the Securities and Exchange Commission on October 14, 1997, are incorporated herein by reference.

                                    PART II


                    INFORMATION NOT REQUIRED IN PROSPECTUS


The following documents are filed as part of this Registration Statement in accordance with General Instruction IV to Form S-3:

Item 16.  Exhibits.

5       Opinion and Consent of Susan A. Jacobs, Esq.

23(a)   Consent of Ernst & Young LLP

23(b) Consent of Susan A. Jacobs, Esq. (included in Exhibit 5 to this Registration Statement)

24      Powers of Attorney

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 18th day of November, 1998.


                                  AMERICAN GENERAL CORPORATION



                                       By /s/ Mark S. Berg
                                         --------------------------------------
                                         Mark S. Berg
                                         Executive Vice President and
                                            General Counsel

     Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                               Title                            Date
            -----------                             -------                          ------

       Robert M. Devlin*                Chairman, Chief
-----------------------------------     Executive Officer and Director          November 18, 1998
          Robert M. Devlin              (Principal Executive Officer)



       /s/ Ellen H. Masterson           Senior Vice-President and Chief
-----------------------------------     Financial Officer                       November 18, 1998
          Ellen H. Masterson            (Principal Financial Officer)


       /s/ Pamela J. Penny              Vice President and
-----------------------------------     Controller                              November 18, 1998
          Pamela J. Penny               (Controller)


       J. Evans Attwell*                Director                                November 18, 1998
-----------------------------------
          J. Evans Attwell



       Brady F. Carruth*                Director                                November 18, 1998
-----------------------------------
          Brady F. Carruth

             Signature                               Title                            Date
            -----------                             -------                          ------


       W. Lipscomb Davis, Jr.*          Director                                November 18, 1998
-----------------------------------
          W. Lipscomb Davis, Jr.



       Larry D. Horner*                 Director                                November 18, 1998
-----------------------------------
          Larry D. Horner


       Michael E. Murphy*               Director                                November 18, 1998
-----------------------------------
          Michael E. Murphy


       Richard J. V. Johnson*           Director                                November 18, 1998
-----------------------------------
          Richard J. V. Johnson


       Jon P. Newton*                   Director                                November 18, 1998
-----------------------------------
          Jon P. Newton


       Michael J. Poulos*               Director                                November 18, 1998
-----------------------------------
          Michael J. Poulos


       Robert E. Smittcamp*             Director                                November 18, 1998
-----------------------------------
          Robert E. Smittcamp


       Anne M. Tatlock*                 Director                                November 18, 1998
-----------------------------------
          Anne M. Tatlock


*By: /s/ Mark S. Berg
    -------------------------------
          Mark S. Berg
        (Attorney-in-fact)

                               INDEX OF EXHIBITS


                                                                                            Sequentially
    Exhibit                                                                                   Numbered
    Number                                       Exhibit                                        Page
   ---------                                    ---------                                      ------

5                 Opinion and Consent of Susan A. Jacobs, Esq.                                   8

23(a)             Consent of Ernst & Young LLP                                                   9

23(b)             Consent of Susan A. Jacobs, Esq. (included in Exhibit 5 to this
                  Registration Statement)                                                        *

24                Power of Attorney                                                              10
